2003 SunTrust Robinson Humphrey Institutional Investor Conference April 8, 2003 Exhibit 99.4

Statements herein that are not historical facts are forward- looking statements. Forward-looking statements are based on our current expectations and beliefs and involve risks, uncertainties and assumptions. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors are more particularly described in our filings with the Securities and Exchange Commission, see "Forward-looking Information and Risk Factors" in our Annual Report on Form 10-K for the most recently ended fiscal year. We believe that our forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Outperforming peers in a very competitive market Customer and product diversity provides stability in turbulent markets Continued cash flow available for growth and debt reduction Rock-Tenn Company

Packaging Products Business Segments At-A-Glance Merchandising Displays And Corrugated Packaging Paperboard Segment Sales: $ 790.2 Million Segment Income: $ 50.5 Million Return On Sales: 6.4% Segment Sales: $ 290.1 Million Segment Income: $ 32.8 Million Return On Sales: 11.3% Segment Sales: $ 516.1 Million Segment Income: $ 24.1 Million Return On Sales: 4.7%

Packaging and Display Segments Increase Contribution From 57% to 78% of Operating Income 2000 Packaging Products Paperboard Specialty Corrugated Packaging & Display FY98 34 43 23 Packaging Products Paperboard Specialty Corrugated Packaging & Display 47 22 31 2002 $39.7 Million, 34% $27.6 Million, 23% $51.4 Million, 43% $50.5 Million, 47% $32.8 Million, 31% $24.1 Million, 22% Packaging Products Paperboard Merchandising Displays and Corrugated Packaging Total Operating Income: $ 107.4 Million Total Operating Income: $ 118.7 Million Operating Income By Segment

.. Rock-Tenn Strategy Packaging Products Bring Low Cost Solutions To Demanding Requirements Invest In Cost Reducing Technologies Consolidate Operations To Plants With Best Cost Structures Merchandising Display & Corrugated Packaging Continued Expansion Of Merchandising Display Platform Continued Commitment To Being Service Leader Streamline Processes Of Merchandising Display Business Paperboard Product Differentiation Operate At High Production Rates

.. Rock-Tenn Capital Expenditures Segment Capex 2000-2002 Results Packaging Products $116.5 Million Converted folding carton plants to CTP technology Added high-speed printing, cutting and finishing equipment to folding carton plants Added new thermo-forming and extrusion equipment to plastic packaging plants Merchandising Displays and Corrugated Packaging $36.3 Million Expanded display manufacturing capacity Opened new manufacturing, contract packing and design facilities to meet increased demand Paperboard $81.4 Million Rebuilt and converted machines to target more attractive markets Added latest generation computer control systems Upgraded fiber cleaning systems

Capital Expenditures 1998 - 2003E 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Depreciation and Amortization Cash Provided By Operating Activities

Packaging Products Segment Folding Carton- Fifth-largest manufacturer of folding cartons in North America RTS Packaging- Largest producer of solid fiber interior packaging in North America Plastic Packaging- Supplies 40% of the rigid barrier plastic trays for the case-ready market

Top 10 Customers = 32% of Total Sales Top 25 Customers = 49% of Total Sales '99 '00 '01 '02 Sales 565.3 597.4 602.7 598.5 Sales ($ Millions) Folding Carton Customer Profile

.. Folding Carton Competitive Strengths Commitment to the Industry State of the art facilities covering broad geography, broad customer base Excel With Demanding Printing or Finishing Requirement Products Overnight letters, metal edge packaging, multi-pack packaging Solutions Provider Digital workflow leadership, computer-to-plate technology, MillMask(r) systems paperboard Culture of Service Custom business solutions, technical support team, graphic and structural design, ExtraNet communications, vendor managed inventory systems Quality Six Sigma methodology, ISO certification Building for the Future Capital investment exceeds industry norms, expanding product offerings, growth through acquisition

Customer Profile Food Products 0.52 Paper Goods 0.16 Hardware Products 0.1 Other 0.09 Retail Boxes 0.03 Medical Products 0.03 Leisure Products 0.02 Soap 0.02 Cosmetic Products 0.02 Textiles 0.01 Folding Carton Customer Profile Recent Cartem Wilco acquisition gives Rock-Tenn expanded presence in health and beauty, pharmaceuticals and hair care markets.

Merchandising Displays and Corrugated Packaging Segment Alliance- Largest manufacturer of temporary point-of-purchase displays in North America Corrugated Packaging- Leading producer in the Southeast

Concept to Consumer(r) strategy has proven highly successful as consumer products companies continue to seek more service from fewer vendors Growth accelerates by adding new major customers, new products and new services A total POP market of $15+B. Alliance is the market leader in the $2.5B in-store promotional display sector Promotional spending on temporary point of purchase displays increasing in importance 110 million Wal-Mart Shoppers every week Traditional advertising becoming unnoticed "noise" Consumer products companies are looking for "Full Service" vendors to take on more services to reduce costs '98 '99 '00 '01 '02 Sales 72 112 153 181 219 Sales Growth CAGR=32% Alliance: Concept to Consumer(r)

.. Rock-Tenn Acquisitions Rock-Tenn has made $26 million of strategic bolt-on acquisitions in the display businesses. Acquisition Acquisition Result 11/30/01 Advertising Display Co. Transferred business acquired from ADC to existing merchandising display facilities. 3/21/02 Athena Industries, Inc. Expanded merchandising display expertise into wire and metal fabrication fixtures. 8/12/02 Turnedge Expanded merchandising display expertise into high-end DVD packaging.

Paperboard Segment Recycled Paperboard Third Largest Producer of Recycled Boxboard (excluding linerboard and corrugating medium) Coated Mill Capacity: 554,000 tons Specialty Paperboard Capacity: 443,500 tons Buys and sells over 1.5 million tons of recycled fiber per year.

Annual Capacity Changes: Recycled Folding 2002 -0.015 2003 -0.028 2004 0.003 2005 0.002 2003-5 Average Projected -0.008 1990's Average Historic 0.017 2002 Recycled Folding Year End Capacity: 2.9 million tons Source: AF&PA

.. Paperboard Strengths Latest Generation Technology In Mills Quality Control Systems Fiber Cleaning Systems Flexibility To Change Fiber Mix At Mills Product Differentiation Introduction of Millennium Board(r) SUS Replacement Introduction of MillMask (r) Grease Masking Paperboard Technology Rebuilt Lynchburg No. 2 Machine To Produce Gypsum Linerboard for LaFarge Joint Venture

Value-Added Packaging Businesses With Strong Competitive Position Folding Carton: Provide low full process cost solutions to complex and demanding requirements Alliance Display: Service leader in merchandising display market RTS Packaging: World's best equipment and unparalleled service Continuing Productivity Improvements in Both Manufacturing and Administration Continuing Strong Cash Generation Seeking Opportunities to Grow Expect continued growth in merchandising displays business Expect to capitalize on product innovation in plastics Target acquisitions in pharmaceutical and health and beauty care packaging Manage and Compensate To Return Over Capital Costs Maximizing Long-Term Shareholder Value .. Rock-Tenn Company Summary

.. First Quarter Financial Results

.. Second Quarter 2003 2Q03 Guidance: $0.16-$0.20 per diluted share Debt Balance $496 Million At End of 2Q03 vs. $453 Million on September 30, 2002. Paydown over $20 million after acquisition of Cartem-Wilco Group at cost of approximately $66 million. Capital Expenditures Year-To- Date: $31 Million Estimated In line with Company's previous estimate of $60-65 million for FY03.

ROIC vs. Folding Carton Peers 2000 2001 2002 RKT 0.7 5.9 5 Peer 1 7 4.8 3.9 Peer 2 3.8 3.8 -19.4 Peer 3 3.9 1.4 1.7 Peer 4 -0.6 3.3 4.2 ROIC= (Net Income + Interest After Tax)/(Current Maturities of Debt+Long-term Debt+Total Shareholders' Equity). Includes plant closing costs of $65.6 million, $16.9 million and $18.2 million in fiscal 2000, 2001 and 2002, respectively. As of 9/30/02. The Company does not believe that there is a GAAP measure that is directly comparable to ROIC. With the exception of Interest After Tax, all of the elements included in the calculation of ROIC are numbers calculated in accordance with GAAP. If the Company had calculated its ROIC using the pre-tax interest amount from the corresponding income statement, the ROIC would have been 2.1%, 7.4% and 6.2% in fiscal 2000, 2001 and 2002, respectively.

Outperforming peers in a very competitive market Customer and product diversity provides stability in turbulent markets Continued cash flow available for growth and debt reduction Rock-Tenn Company

2003 SunTrust Robinson Humphrey Institutional Investor Conference April 8, 2003